                                                                   Exhibit 10.30

                        ASSUMPTION AND JOINDER AGREEMENT


         THIS ASSUMPTION AND JOINDER AGREEMENT ("AGREEMENT") is dated as of August 1, 1997, by and among SINTERLOY CORPORATION, a Delaware corporation (the "NEW BORROWER"), and BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity as agent, hereinafter referred to as the "AGENT") under the "CREDIT AGREEMENT" (as hereinafter defined). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                   WITNESSETH:
                                   -----------


         WHEREAS, pursuant to that certain Credit Agreement dated as of November 27, 1996 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), among Friction Products Co., an Ohio corporation ("FRICTION PRODUCTS"), Hawk Brake, Inc., an Ohio corporation ("HAWK BRAKE"), Helsel, Inc., a Delaware corporation ("HELSEL"), Hutchinson Products Corporation, a Delaware corporation ("HUTCHINSON"), Logan Metal Stampings, Inc., an Ohio corporation ("LOGAN"), S.K. Wellman Holdings, Inc., a Delaware corporation ("WELLMAN HOLDINGS"), S.K. Wellman Corp., a Delaware corporation ("WELLMAN CORP.") and Wellman Friction Products U.K. Corp., a Delaware corporation ("WELLMAN FRICTION") (Friction Products, Hawk Brake, Helsel, Hutchinson, Logan, Wellman Holdings, Wellman Corp. and Wellman Friction each sometimes hereinafter referred to individually as an "EXISTING BORROWER" and collectively as the "EXISTING BORROWERS"); BTCC and certain other financial institutions from time to time parties thereto (each hereinafter referred to individually as a "LENDER" and collectively as the "LENDERS"); the Agent and Hawk Corporation, a Delaware corporation, formerly known as The Hawk Group of Companies, Inc. ("HAWK"), acting in its capacity as borrowing agent thereunder for the Existing Borrowers (Hawk, in such capacity, the "HAWK FUNDS ADMINISTRATOR"), the Agent and Lenders have agreed to make certain extensions of credit for the joint and several account of the Existing Borrowers;

         WHEREAS, the Hawk Funds Administrator and the Existing Borrowers have requested that New Borrower be joined as a Borrower under the Credit Agreement and as a party to each of the other Credit Documents;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

         1. JOINDER TO CREDIT AGREEMENT AND CREDIT DOCUMENTS; ASSUMPTION OF OBLIGATIONS. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 3 below, and in reliance upon the representations and warranties of New Borrower set forth herein, New Borrower hereby:

                  (A) acknowledges and agrees that for all purposes New Borrower shall be joined as a "Borrower" party to the Credit Agreement, as a "Grantor" party to the Security Agreement and as a party in each of such capacities, as the case may be, to all of the other Credit Documents, including, without limitation, those expressly set forth on
         SCHEDULE 1 attached hereto and by this reference made a part hereof;
         and

                  (B) assumes and becomes liable with all of the Existing Borrowers on a joint and several basis for the prompt payment, observance and performance of all Obligations to the same extent and with the same force and effect as if New Borrower had been one of the Existing Borrowers under and an original signatory to the Credit Agreement, the Security Agreement and each of the other Credit Documents.

         2. DISCLOSURE SCHEDULES. Schedule B to the Credit Agreement is hereby supplemented by the information set forth on SCHEDULE 2 to this Agreement.

         3. CONDITIONS PRECEDENT. This Agreement shall become effective as of the date hereof, upon receipt by Agent of a copy of this Agreement and a copy of each of the other agreements, documents and instruments set forth in the List of Closing Documents attached as EXHIBIT A hereto, where applicable duly executed by New Borrower and/or the Existing Borrowers.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  4.1 New Borrower hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this Agreement:

                  (A) All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Agreement, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

                  (B) No Default or Event of Default has occurred which has not been waived pursuant to the terms of the Credit Agreement;

                  (C) this Agreement, and the Credit Agreement and the other Credit Documents as modified hereby, constitute legal, valid and binding obligations of New Borrower and are enforceable against New Borrower in accordance with their respective terms; and

                  (D) the execution and delivery by New Borrower of this Agreement does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  5.1 Upon the effectiveness of this Agreement, each reference in the Credit Agreement, the Security Agreement and each of the other Credit Documents to "Borrower," "Grantor," "Credit Party" or words of like import shall in each case mean and include a reference to New Borrower in addition to each of the Existing Borrowers.

                  5.2 Except as expressly set forth herein, (I) the execution and delivery of this Agreement shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (II) all of the respective terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Hawk Funds Administrator and/or the Existing Borrowers pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         7. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                     SINTERLOY CORPORATION, a
                                     Delaware corporation


                                     By:  /s/ Thomas A. Gilbride
                                          -----------------------------
                                          Thomas A. Gilbride
                                          Vice President-Finance


                                     BT COMMERCIAL CORPORATION, in its
                                     capacity as Agent

                                     By:  /s/ Wayne D. Hillock
                                          -----------------------------
                                          Wayne D. Hillock
                                          Senior Vice President

                                   SCHEDULE 1
                                       TO
                        ASSUMPTION AND JOINDER AGREEMENT
                           DATED AS OF AUGUST 1, 1997

                                CREDIT DOCUMENTS
                                ----------------


1. Agency and Contribution Agreement, among the Existing Borrowers and the Hawk Funds Administrator.

2. Appointment of Agent for Service of Process, among the Existing Borrowers, the Hawk Funds Administrator and CIT Corporation System.

                                   SCHEDULE 2
                                       TO
                        ASSUMPTION AND JOINDER AGREEMENT
                           DATED AS OF AUGUST 1, 1997

                       SUPPLEMENT TO DISCLOSURE SCHEDULES
                       ----------------------------------


Schedule B (Disclosure Schedules) to the Credit Agreement is hereby supplemented by adding thereto the following information:

                  A. PART 6.10(A) (CHIEF EXECUTIVE OFFICES; PRINCIPAL PLACES OF BUSINESS):

                  Sinterloy Corporation
                  8104 North Solon Road
                  Solon Mills, Illinois 60080

                  B.  PART 6.11 (SUBSIDIARIES):

                  Sinterloy Corporation is a 100% owned Subsidiary of Hawk Corporation.
                                    EXHIBIT A
                                       TO
                        ASSUMPTION AND JOINDER AGREEMENT
                           DATED AS OF AUGUST 1, 1997

                            LIST OF CLOSING DOCUMENTS
                            -------------------------


                                    Attached.

                                   JOINDER OF
                             SINTERLOY CORPORATION
                              AS A BORROWER UNDER
                         SENIOR SECURED CREDIT FACILITY

                                      with

                           BT COMMERCIAL CORPORATION,
                                    as Agent

                                 August 1, 1997

                           LIST OF CLOSING DOCUMENTS

                      A. ASSUMPTION AND JOINDER DOCUMENTS
                         --------------------------------

1. Assumption and Joinder Agreement between Sinterloy Corporation, a Delaware corporation ("NEW BORROWER") and Agent:

                SCHEDULE 1      Credit Documents
                SCHEDULE 2      Supplement to Disclosure Schedules

                EXHIBIT A       List of Closing Documents

2. Substitute and Restated Revolving Note in the principal amount of up to $25,000,000 executed by each of the Borrowers, including New Borrower, and payable to the order of Agent.

3.  Corporate Documents of New Borrower:

    a.  Secretary's Certificate (including incumbency)

        EXHIBIT A       Resolutions
        EXHIBIT B       Certificate of Incorporation
        EXHIBIT C       Bylaws

    b.  Good Standing Certificate(s):

        (1)  Delaware
        (2)  Illinois

4. Lien Search Reports of filings against "SINTERLOY, INC." in the respective offices indicated on Annex 1 hereto.

5. UCC Financing Statements naming Agent as Secured Party and filed against New Borrower in the respective offices indicated on Annex 2 hereto.

6. Post-filing Lien Search Reports of filings against New Borrower in the respective offices indicated on Annex 2 hereto.

7.  Opinion of counsel to New Borrower: Kohrman Jackson & Krantz P.L.L.

                       B. SINTERLOY ACQUISITION DOCUMENTS
                          -------------------------------

                               [SEPARATELY BOUND]

                                    ANNEX 1
                                       TO
                           LIST OF CLOSING DOCUMENTS

                                 LIEN SEARCHES

DEBTOR: SINTERLOY, INC.

================================================================================
                   Jurisdiction                              Search Type
--------------------------------------------------------------------------------
Illinois - Secretary of State                                  UCC, FTL
--------------------------------------------------------------------------------
Illinois - McHenry County                                UCC, FXT, FTL, STL,
                                                                  PSJ
================================================================================

                                    A/1-1

                                    ANNEX 2
                                       TO
                           LIST OF CLOSING DOCUMENTS

                              FINANCING STATEMENTS

DEBTOR: SINTERLOY CORPORATION

================================================================================
       Jurisdiction                       Date of               Filing
                                          Filing                Number
--------------------------------------------------------------------------------
Ohio - Secretary of State                08/__/97
--------------------------------------------------------------------------------
Ohio - Cuyahoga County                   08/__/97
--------------------------------------------------------------------------------
Illinois - Secretary of State            08/__/97
================================================================================


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